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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 28, 2001


                       SHARED TECHNOLOGIES CELLULAR, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                      1-13732                       06-386411
(State of incorporation)       (Commission File No.)             (IRS Employer
                                                              Identification No.)


                          One Talcott Plaza, Suite 501
                           Hartford, Connecticut 06103
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (860) 240-7700


         (Former name or former address, if changed since last report.)
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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.


On September 28, 2001, Shared Technologies Cellular, Inc. (the "Company") filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Connecticut, case number 01 22988 RLK.

As a result of the Chapter 11 filing, the existing directors and officers of the Company are managing its business as a debtor-in-possession subject to Bankruptcy Court approval for certain actions of the Company. The Company's daily operations will continue in accordance with its customary practice.

The letter to shareholders relating to such filing, which is filed as Exhibit
99.1 to this Form 8-K and hereby incorporated by reference in its entirety, contains a more complete description of such event.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

             99.1   Letter to Shareholders, dated September 28, 2001.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SHARED TECHNOLOGIES CELLULAR, INC.



Date:  October 9, 2001                        By:/s/ Ismael Pinho
                                              ----------------------------------
                                              Name: Ismael Pinho
                                              Title:  Chief Financial Officer


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